EXHIBIT 10.6A


                    FIRST AMENDMENT TO INDEPENDENT CONTRACTOR
                  NON-DISCLOSURE AND NON-COMPETITION AGREEMENT


         This First Amendment to Independent Contractor Non-Disclosure and Non-Competition Agreement (this "Amendment") is entered into effective as of the ___ day of February, 2006, by and between Speaking Roses International, Inc., a Utah corporation (the "Company") and Terry Isom, an individual ("Contractor").

         WHEREAS, the Company and Contractor have agreed to amend the Independent Contractor Non-Disclosure and Non-Competition Agreement dated October 13, 2005, by and between each of the parties hereto (the "Agreement") to reflect certain understandings of the parties with respect to the Agreement;

         NOW THEREFORE, in consideration of the foregoing premises and covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Contractor hereby agree as follows:

         1. Amendment of Section 1(b). Section 1(b) of the Agreement is hereby amended to delete the phrase "as needed" from the first sentence thereof and to insert in its stead the phrase "upon the unambiguous request of an authorized officer of the Company."

         2. Amendment of Section 1(c). Section 1(c) of the Agreement is hereby amended to delete the phrase "shall pay to Contractor the amount of $50,000 determined as set forth in Exhibit A and . . ." without replacement therefore.

         3. No Other Effect. Except as expressly set forth herein, the Agreement shall not by implication or otherwise be supplemented or amended by virtue of this Amendment, but shall remain in full force and effect, as amended hereby.

         IN WITNESS WHEREOF, the Company and Contractor have duly executed this Amendment as of the date first set forth above.

         Speaking Roses International, Inc.


         By:/s/John Winterholler                    /s/Terry Isom
            --------------------                    --------------
             John Winterholler, President              Terry Isom